Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2018
Financial risk management and financial instruments
Financial risk management and financial instruments

40Financial risk management and financial instruments

Financial instruments overview

The following table summarises the group’s classification of financial instruments.

		Carrying value
		At fair value
		through
		profit and	Available-	Amortised	Held-to-
		loss	for-sale	cost	maturity	Fair value
	Note	Rm	Rm	Rm	Rm	Rm
2018
Financial assets
Investments in listed securities		—	682	—	—	682
Investments in unlisted securities		—	244	—	—	244
Other long-term investments		—	—	—	25	25
Long-term receivables	19	—	—	3 786	—	3 786
Long- and short-term financial assets		1 827	—	—	—	1 827
Trade and other receivables**		—	—	26 648	—	26 648	*
Cash and cash equivalents	27	—	—	17 128	—	17 128	*
Financial liabilities
Listed long-term debt (US Dollar Bond)+	16	—	—	13 704	—	13 345
Unlisted long-term debt+	16	—	—	95 750	—	95 984
Short-term debt and bank overdraft		—	—	2 035	—	2 035	*
Long- and short-term financial liabilities		2 059	—	—	—	2 059
Trade and other payables+	25	—	—	26 518	—	26 518	*

		Carrying value
		At fair value
		through
		profit and	Available-	Amortised	Held-to-
		loss	for-sale	cost	maturity	Fair value
	Note	Rm	Rm	Rm	Rm	Rm
2017
Financial assets
Investments in listed securities		—	681	—	—	681
Investments in unlisted securities		—	225	—	—	225
Other long-term investments		—	—	—	81	81
Long-term receivables	19	—	—	3 737	—	3 737
Short-term financial assets		2 739	—	—	—	2 739
Trade and other receivables**		—	—	24 675	—	24 675	*
Cash and cash equivalents	27	—	—	29 446	—	29 446	*
Financial liabilities
Listed long-term debt (US Dollar Bond)+	16	—	—	13 014	—	13 365
Unlisted long-term debt+	16	—	—	68 153	—	68 896
Short-term debt and bank overdraft		—	—	2 986	—	2 986	*
Long- and short-term financial liabilities		1 473	—	—	—	1 473
Trade and other payables+	25	—	—	26 131	—	26 131	*

*       The fair value of these instruments approximates carrying value, due to their short-term nature.

**     Trade and other receivables includes employee-related and insurance-related receivables.

+            Includes unamortised loan costs.

40.1Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the group’s risk management framework. The GEC established the risk and safety, health and environment committee, which is responsible for providing the board with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Hedging and Digital Committee that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The group has a central treasury function that manages the financial risks relating to the group’s operations.

Capital allocation

The group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The group monitors capital utilising a number of measures, including the gearing ratio. The gearing ratio is calculated as net borrowings (total borrowings less cash) divided by shareholders’ equity. The group’s targeted gearing ratio is between 20% and 40%, and has been temporarily lifted to 44% until 2019 and thereafter to 40%. Gearing takes into account the group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The group’s gearing level for 2018 is 43,2% ((2017 – 26,7%; 2016 – (14,6%)).

Financing risk

Financing risk refers to the risk that financing of the group’s net debt requirements and refinancing of existing borrowings could become more difficult or more costly in the future. This risk can be decreased by managing the group within the targeted gearing ratio, maintaining an appropriate spread of maturity dates, and managing short-term borrowings within acceptable levels.

The group’s target for long-term borrowings include an average time to maturity of at least two years, and an even spread of maturities.

Credit rating

To achieve and keep an optimal capital structure, the group aims to maintain a stable long-term investment grade credit rating, recognising that Sasol, like all South African domiciled entities, is constrained (but not necessarily capped) by the South African sovereign rating. In November 2017 S&P downgraded South Africa’s sovereign credit rating from BB+ investment grade to BB with a stable outlook. In January 2018, S&P affirmed Sasol’s rating at BBB-/A-3 with a stable outlook.

Similarly Moody’s Investors Service affirmed Sasol Limited’s long-term issuer rating at Baa3 with stable outlook, and affirmed the national scale issuer rating at Aaa.za in March 2018.

Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk, or the risk of financial loss due to counterparties not meeting their contractual obligations.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. Where appropriate, the group obtains security in the form of guarantees to mitigate risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations.

Trade and other receivables consist of a large number of customers spread across diverse industries and geographical areas. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Trade and other receivables and long-term receivables are carefully monitored for impairment. An allowance for impairment of trade receivables is made where there is an identified loss event, which based on previous experience, is evidence of a reduction in the recoverability of the cash flows. The details of the risk exposure of trade receivables and the associated provision for impairment is disclosed in note 24. Long-term receivables are reviewed on a regular basis based on our credit risk policy, and is not impaired. The carrying value of receivables represents the maximum credit risk exposure.

No single customer represents more than 10% of the group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2018, 2017 and 2016. Approximately 49% (2017 – 48%; 2016 – 47%) of the group’s total turnover is generated from sales within South Africa, while about 24% (2017 – 22%; 2016 – 23%) relates to European sales and 13% (2017 – 13%; 2016 – 14%) relates to sales within the US. The concentration of credit risk within geographic regions is largely aligned with the geographic regions in which the turnover was earned.

Liquidity risk

Liquidity risk is the risk that an entity in the group will be unable to meet its obligations as they become due.

How we manage the risk

The group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the group is maintaining a positive cash position, conserving the group’s cash resources through continued focus on working capital improvement and capital reprioritisation. The group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings. Adequate banking facilities and reserve borrowing capacities are maintained. The group is in compliance with all of the financial covenants per its loan agreements, none of which is expected to present a material restriction on funding or its investment policy in the near future. The group has sufficient undrawn borrowing facilities, which could be utilised to settle obligations. Refer to note 16.

Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Contractual	Within	One to	More than
		cash flows*	one year	five years	five years
	Note	Rm	Rm	Rm	Rm
2018
Financial assets
Non-derivative instruments
Long-term receivables	19	3 786	97	1 489	2 200
Trade and other receivables	24	26 648	26 648	—	—
Cash restricted for use	27	1 980	1 980	—	—
Cash	27	15 148	15 148	—	—
Investments available-for-sale		926	926	—	—
Investments held-to-maturity		25	—	25	—

		48 513	44 799	1 514	2 200
Derivative instruments
Foreign exchange contracts		1 214	1 214	—	—
Interest rate swap		246	—	—	246
Zero cost collar		979	979	—	—
Crude oil options		482	482	—	—
Ethane swaps		33	33	—	—

		51 467	47 507	1 514	2 446

Financial liabilities
Non-derivative instruments
Long-term debt	16	(139 294)	(16 612)	(86 415)	(36 267)
Short-term debt	16	(1 946)	(1 946)	—	—
Trade and other payables	25	(26 518)	(26 518)	—	—
Bank overdraft	27	(89)	(89)	—	—
Financial guarantees**		(1 539)	(1 539)	—	—

		(169 386)	(46 704)	(86 415)	(36 267)
Derivative instruments
Foreign exchange contracts		(1 217)	(1 217)	—	—
Coal swaps		(414)	(414)	—	—
Zero cost collar		(1 317)	(1 317)	—	—
Crude oil futures		(91)	(91)	—	—

		(172 425)	(49 743)	(86 415)	(36 267)

* Contractual cash flows include interest payments.

** Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

		Contractual	Within	One to	More than
		cash flows*	one year	five years	five years
	Note	Rm	Rm	Rm	Rm
2017
Financial assets
Non-derivative instruments
Long-term receivables	19	2 003	—	696	1 307
Trade and other receivables	24	24 675	24 675	—	—
Cash restricted for use	27	1 803	1 803	—	—
Cash	27	27 643	27 643	—	—
Investments available-for-sale		906	906	—	—
Investments held-to-maturity		81	—	81	—

		57 111	55 027	777	1 307
Derivative instruments
Foreign exchange contracts		515	515	—	—
Coal swaps		21	21	—	—
Zero cost collar		1 546	1 546	—	—
Crude oil futures		52	52	—	—
Crude oil options		1 116	1 116	—	—

		60 361	58 277	777	1 307

Financial liabilities
Non-derivative instruments
Long-term debt	16	(94 044)	(9 783)	(68 332)	(15 929)
Short-term debt	16	(2 625)	(2 625)	—	—
Trade and other payables	25	(26 131)	(26 131)	—	—
Bank overdraft	27	(123)	(123)	—	—
Financial guarantees**		(89)	(89)	—	—

		(123 012)	(38 751)	(68 332)	(15 929)
Derivative instruments
Interest rate swap		(1 070)	—	—	(1 070)
Foreign exchange contracts		(904)	(904)	—	—
Coal swaps		(2)	(2)	—	—
Zero cost collar		(3)	(3)	—	—

		(124 991)	(39 660)	(68 332)	(16 999)

* Contractual cash flows include interest payments.

** Issued financial guarantees contracts are all repayable on default, however the likelihood of default is considered remote.

Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The market price movements that the group is exposed to:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

Our Hedging and Digital Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure and large forward cover amounts for long periods into the future, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better predict cash flows and thus manage our working capital and debt more effectively. Foreign currency risks are managed through the group’s hedging policy and financing policies that direct and the selective use of various derivatives.

Our exposure to and assessment of the risk

The group’s transactions are predominantly entered into in the respective functional currency of the individual operations. A large portion of our turnover and capital investments are significantly impacted by the rand/US$ and rand/EUR exchange rate. Some of our fuel products are governed by the BFP, of which a significant variable is the rand/US$ exchange rate. Our chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows and financing activities. These operations are exposed to foreign currency risk in connection with contracted payments in currencies not in their individual functional currency. The most significant exposure for the group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the group is not taken into account when considering foreign currency risk.

For forecasting purposes, a 10c change in the rand/US$ exchange rate will impact operating profit by approximately R880 million (US$68 million) in 2019 (R710 million (US$52 million) in 2018). This is based on an average oil price of US$72/bbl (US$50/bbl - 2017).

This calculation is done at a point in time and is based on a 12-month average oil price at a constant 12-month average exchange rate. It may be used as a general rule but the sensitivity is not linear over large absolute changes in the oil price and hence applying it to such scenarios may lead to an incorrect reflection of the change in profit from operations.

Zero-cost collars

In line with the newly implemented risk mitigation strategy, the group hedges 70% - 80% of its estimated foreign currency exposure in respect of forecast sales and purchases over the following 12 months. The group uses zero-cost collars to hedge its currency risk, most with a maturity of less than one year from the reporting date.

Foreign exchange contracts

Foreign exchange contracts (FECs) are utilised throughout the group to hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports). Other transactions hedged include certain intercompany loans which expose the group to foreign currency risk.

A number of FECs were entered into during the year and classified as held for trading. FECs are also utilised in the group in cash flow hedge relationships. FECs taken out to hedge exposure to fluctuations in the rand/US$ exchange rate were held over a total notional amount of R33 million (US$nil; EUR2,1 million) at 30 June 2018 (2017 — R34 million (US$nil; EUR2,3 million)).

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2018	2017	2018	2017
	Rand	Rand	Rand	Rand
Rand/Euro	15,34	14,83	16,04	14,92
Rand/US dollar	12,85	13,61	13,73	13,06

The table below shows the significant currency exposure where entities within the group have monetary assets or liabilities that have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2018		2017
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Trade and other receivables	586	2 500	312	1 911
Cash restricted for use	—	245	—	515
Cash	2 257	1 207	2 410	1 755

Net exposure on assets	2 843	3 952	2 722	4 181

Long-term debt	(153)	(1 651)	(103)	(31)
Short-term debt	—	(23)	(2 542)	(22)
Trade and other payables	(128)	(1 248)	(166)	(986)
Bank overdraft	—	—	—	(14)

Net exposure on liabilities	(281)	(2 922)	(2 811)	(1 053)

Exposure on external balances	2 562	1 030	(89)	3 128

Net exposure on balances between group companies	(2 391)	9 584	(2 871)	8 262

Total net exposure	171	10 614	(2 960)	11 390

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the individual entities at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, before consideration of currency derivatives, which exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the group is excluded from the information provided.

A 10% weakening in the group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2017.

	2018		2017
		Income		Income
	Equity	statement	Equity	statement
	Rm	Rm	Rm	Rm
Euro	17	17	(296)	(296)
US dollar	1 053	1 053	1 139	1 139

A 10% movement in the opposite direction in the group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The group has significant exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instruments, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and may manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. In some cases, we may also use other interest rate derivatives, which enables us to mitigate the risks associated with this exposure.

In respect of financial assets, the group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

Our exposure to and assessment of the risk

In July 2015, we entered into an interest rate swap to convert approximately 50% of the variable Libor rate exposure of the US$3 995 million term loan facility from a Libor rate to a fixed rate. The loan was incurred by Sasol Chemicals (USA) LLC to part fund the capital expenditure of the LCCP. The instrument effectively allows Sasol to swap the variable LIBOR for a fixed rate. The swap is settled on a quarterly basis, and has been designated as the hedging instrument in a cash flow hedge.

At the reporting date, the interest rate profile of the group’s interest-bearing financial instruments, including the effect of the interest rate swap was:

Carrying value
	2018	2017
	Rm	Rm
Variable rate instruments
Financial assets	18 657	29 044
Financial liabilities	(58 908)	(38 454)

	(40 251)	(9 410)

Fixed rate instruments
Financial assets	97	250
Financial liabilities	(51 144)	(44 395)

	(51 047)	(44 145)

Interest profile (variable: fixed rate as a percentage of total financial assets)	99:1	99:1
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	54:46	46:54

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, derivative financial instruments, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis for 2018. The sensitivity has been calculated including consideration of the effect of existing interest rate swap derivative instruments. Interest on the loan is paid quarterly, based on the prevailing Libor rate. Interest is recognised in the income statement using the effective interest rate method. The cash flow hedge reserve will be reclassified to profit and loss on a similar basis. Currently the total notional exposure hedged under the swap is US$2,00 billion (2017 - US$1,98 billion).

	Income statement – 1% increase
			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm
30 June 2018	(66)	6	(362)	18
30 June 2017	(82)	7	(42)	23

	Income statement – 1% decrease
			United States
	South Africa	Europe*	of America*	Other*
	Rm	Rm	Rm	Rm
30 June 2018	66	(6)	362	(18)
30 June 2017	81	—	—	—

*A decrease of 1% in interest rates for the United States of America and Europe will not have an effect on the income statement as it is not considered reasonably possible that the repo interest rates will decrease below 0%.

			Fair value loss	Fair value loss		Over-
			recognised	recognised	Over-	effectiveness
			in other	in other	effectiveness	recognised
	Average		comprehensive	comprehensive	recognised in	in profit
	fixed		income	income	profit and loss	and loss
	rate		2018	2017	2018	2017
	%	Expiry	Rm	Rm	Rm	Rm
Interest rate derivatives - cash flow hedge
US$ – pay fixed rate receive floating rate**	2,70	December 2026	(950)	(1 560)	52	14

**Losses incurred on the movement in the swap derivative were recognised in other comprehensive income, as part of the effect of cash flow hedges, as it has been designated as the hedging instrument in the cash flow hedge of approximately 50% of the LIBOR risk associated with the US$3 995 million borrowings to fund the LCCP. This is capitalised to assets under construction as part of the specific borrowing cost of the LCCP.

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

Crude oil and coal price

The group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales and export coal sales. The group entered into hedging contracts which provide downside protection against decreases in the Brent crude oil price and export coal price.

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude oil fluctuate because they are subject to international supply, demand and political factors. Our exposure to the crude oil price centres primarily around the selling price of the fuel marketed by our Energy business which is governed by the Basic Fuel Price (BFP) formula, the crude oil related raw materials used in our Natref refinery and certain of our offshore operations. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

For forecasting purposes, a US$1/barrel increase in the average annual crude oil price will impact operating profit by approximately R860 million (US$66 million) in 2019 (R850 million (US$62 million) in 2018). This is based on an average rand/US dollar exchange rate assumption of R13,00.

This calculation is done at a point in time and is based on a 12-month average oil price at a constant 12-month average exchange rate. It may be used as a general rule but the sensitivity is not linear over large absolute changes in the oil price and hence applying it to such scenarios may lead to an incorrect reflection of the change in profit from operations.

Dated Brent Crude prices applied during the year:

	Dated Brent Crude
	2018	2017
	US$	US$
High	80,29	56,30
Average	63,62	49,77
Low	46,53	40,26

The following futures were in place at 30 June:

	Contract		Within	Contract		Within
	amount	Fair value	one year	amount	Fair value	one year
	2018	2018	2018	2017	2017	2017
	Rm	Rm	Rm	Rm	Rm	Rm
Crude oil futures	2 792	(91)	(91)	1 602	52	52

Sensitivity analysis

A 10% increase of the commodity prices at 30 June would have increased the fair value losses recognised in other operating costs in the income statement by the amounts shown below, before the effect of tax. This analysis assumes that all other variables remain constant and should not be considered predictive of future performances. This calculation has been performed on the same basis for 2017.

	2018	2017
	Rm	Rm
Crude oil	(153)	(95)

Sensitivity analysis

A 10% decrease in the commodity prices at 30 June would have the equal but opposite effect on the fair value amounts shown above, on the basis that all other variables remain constant.

Summary of our derivatives

In the normal course of business, the group enters into a various of derivative transactions to mitigate our exposure to the Rand/ US dollar exchange rates, oil price and coal price. Derivative financial instruments are entered into over foreign exchange, interest rate, and commodity exposures. Derivative instruments used by the group in hedging activities include swaps, options, forwards and other similar types of instruments based on foreign exchange rates, interest rates and the prices of commodities.

Income statement impact

	2018	2017	2016
	Rm	Rm	Rm
Financial instruments
Net (loss)/gain on derivative instruments
Foreign exchange contracts (losses)/gains	121	(1 107)	920
Put option crude oil derivatives	(3 303)	(237)	—
Zero cost collar foreign exchange derivatives	936	1 608	—
Crude oil futures	(687)	277	330
Coal swaps	(1 024)	94	—
Ethane swaps	29	—	—
Interest rate swap	52	14	15

	(3 876)	649	1 265

Statement of financial position impact

	2018	2017
	Rm	Rm
Financial instrument
Derivative financial assets
Foreign exchange contracts	42	4
Coal swaps	—	21
Crude oil futures	—	52
Zero cost collar	979	1 546
Crude oil options	482	1 116
Interest rate swap	291	—
Ethane swaps	33	—

	1 827	2 739

Derivative financial liabilities
Foreign exchange contracts	(45)	(393)
Coal swaps	(414)	(2)
Crude oil futures	(91)	—
Zero cost collar	(1 317)	(3)
Interest rate swap	(45)	(1 070)

	(1 912)	(1 468)
Non-derivative financial liabilities
Financial guarantees	(147)	(5)

	(2 059)	(1 473)

Derivatives designated in hedge relationships

An interest rate swap was entered into in July 2015, to ultimately hedge 50% of the Libor exposure of the borrowings taken out to fund the LCCP project. The instrument effectively allows Sasol to swap the variable LIBOR rate for a fixed rate. The swap is settled on a quarterly basis, and has been designated as the hedging instrument in a cash flow hedge. Interest on the loan is paid quarterly, based on the prevailing Libor rate. Interest is recognised in the income statement using the effective interest rate method. The cash flow hedge reserve is reclassified to profit and loss on a similar basis. At 30 June 2018 the total notional exposure hedged under the swap is US$2 billion (2017 – US$1,98 billion).

	Fair value	Fair value
	of assets	of assets
	(liabilities)	(liabilities)
	2018	2017
	Rm	Rm
Interest rate derivatives - cash flow hedge	246	(1 070)

	Fair value	Fair value	Fair value	Fair value		Contract /	Contract /
	of assets	of assets	of liabilities	of liabilities		Notional	Notional
	2018	2017	2018	2017		amount*	amount*
	Rm	Rm	Rm	Rm		2018	2017
Derivatives held for trading
Foreign exchange
contracts	42	4	(45)	(393)	US$m	226	300
Crude oil futures	—	52	(91)	—	US$m	194	123

	42	56	(136)	(393)

*	The notional amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.

In addition to foreign exchange contract utilised in normal operating activities, the following derivatives were entered into to mitigate the risks associated with the crude oil price, the Rand/USD exchange rate and the coal price.

		2018	2017
Brent crude oil - Put options
Premium paid	US$m	207	103
Number of barrels	million	98	55
Open positions	million	48	25
Settled	million	50	30
Average Brent crude oil price floor, net of costs (open positions)	US$/bbl	53,36	48,15
Realised losses recognised in the income statement	Rm	(1 605)	(732)
Unrealised (losses)/gains recognised in the income statement	Rm	(1 698)	495
Amount included in the statement of financial position	Rm	482	1 116

Rand/US dollar currency - Zero-cost collar instruments
US$ exposure - open positions	US$bn	4	4
Annual average floor	R/US$	13,14	13,46
Annual average cap	R/US$	15,14	15,51
Realised gains recognised in the income statement	Rm	2 772	—
Unrealised (losses)/gains recognised in the income statement	Rm	(1 836)	1 608
Amount included in the statement of financial position	Rm	(338)	1 543

Export coal - Swap options
Number of tons	million	4,20	3,93
Open positions	million	1,40	2,10
Settled	million	2,80	1,83
Average coal swap price (open positions)	US$/ton	81,82	77,52
Realised (losses)/gains recognised in the income statement	Rm	(618)	74
Unrealised (losses)/gains recognised in the income statement	Rm	(406)	20
Amount included in the statement of financial position	Rm	(414)	19

Ethane - Swap options
Number of barrels	million	5,80	—
Open positions	million	3,50	—
Settled	million	2,30	—
Average ethane swap price (open positions)	US$c/gal	27	—
Realised losses recognised in the income statement	Rm	(1)	—
Unrealised gains recognised in the income statement	Rm	30	—
Amount included in the statement of financial position	Rm	33	—

Sensitivity analysis

The fair value of significant derivatives held for trading is impacted by a number of market observable variables at valuation date. The sensitivities provided below reflect the impact on fair value as a result of movements in the significant input variables utilised for valuation purposes:

				Brent crude oil
		Volatility		price		Rand/US$	US$ Libor curve
30 June 2018		+2%	-2%	+USD 2/bbl	-USD 2/bbl	-R1/USD*	+0,5%	-0,5%
Crude oil options	Rm	88	(80)	(68)	81
Zero-cost collar	Rm	27	(22)			2 731
Interest rate swap	Rm						866	(865)
30 June 2017
Crude oil options	Rm	50	(50)	(351)	427
Zero-cost collar	Rm	90	(99)			3 479
Interest rate swap	Rm						940	(940)

*

A weakening of the Rand/US$ spot exchange rate of R1,41, will likely result in the spot price falling within the corridor of the cap and floor rates of the zero-cost collars. No gain or loss will be made if these derivatives are settled at a spot price between the cap and floor. The exchange rate would have to weaken by at least R1,41/US$, up to the cap of R15,14, before losses are incurred on the derivatives.

40.2Fair value

Various valuation techniques and assumptions are utilised for the purpose of calculating fair value.

The group does not hold any financial instruments traded in an active market, except for the investment in listed equity instruments. Fair value is determined using valuation techniques as outlined below. Where possible, inputs are based on quoted prices and other market determined variables.

Fair value hierarchy

The following table is provided representing the assets and liabilities measured at fair value at reporting date, or for which fair value is disclosed at reporting date.

The calculation of fair value requires various inputs into the valuation methodologies used.

The source of the inputs used affects the reliability and accuracy of the valuations. Significant inputs have been classified into the hierarchical levels in line with IFRS 13, as shown below.

There have been no transfers between levels in the current year. Transfers between levels are considered to have occurred at the date of the event or change in circumstances.

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3Inputs for the asset or liability that are unobservable.

	Fair value			Fair value
	30 June			hierarchy
Financial instrument	2018	Valuation method	Significant inputs	of inputs
Financial assets
Investments in listed securities	682	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Investments in unlisted securities	244	Discounted cash flow

Forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices etc. Appropriate WACC for the region.

Level 3
Other long-term investments	25	Discounted cash flow	Market related interest rates.	Level 3
Long-term receivables	3 883	Discounted cash flow	Market related interest rates.	Level 3
Derivative assets	1 827	Forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows, numerical approximation	Forward exchange contracted rates, market foreign exchange rates, forward contract rates, market commodity prices, coal prices, crude oil prices	Level 2
Trade and other receivables	26 648	Discounted cash flow	Market related interest rates.	Level 3 *
Cash and cash equivalents	17 128	**	**	Level 1 **
Financial liabilities
Listed long-term debt	13 345	Quoted market price for the same instrument	Quoted market price for the same instrument	Level 1
Unlisted long-term debt	95 984	Discounted cash flow	Market related interest rates	Level 3
Short-term debt and bank overdraft	2 035	Discounted cash flow	Market related interest rates	Level 3 *
Derivative liabilities	2 059	Discounted net cash flows, using a swap curve to infer the future floating cash flows, forward rate interpolator model, discounted expected cash flows, numerical approximation	US$Overnight Indexed Swap (OIS) curve, recovery probabilities, forward exchange contracted rates, coal prices, market foreign exchange rates	Level 2
Trade and other payables	26 518	Discounted cash flow	Market related interest rates	Level 3 *

*The fair value of these instruments approximates their carrying value, due to their short-term nature.

**The carrying value of cash is considered to reflect its fair value.